Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT TO FORBEARANCE AGREEMENT

This FIRST AMENDMENT TO FORBEARANCE AGREEMENT (this “Amendment”), dated as of July 22, 2020, by and among CBL & Associates Limited Partnership, a Delaware limited partnership (the “Issuer”), each of the undersigned subsidiary guarantors (the “Subsidiary Guarantors”), CBL & Associates Properties, Inc., a Delaware corporation (the “Limited Guarantor” and, together with the Subsidiary Guarantors, the “Guarantors” and, together with the Issuer, the “Note Parties”), and each of the undersigned beneficial owners and/or investment advisors or managers of discretionary funds, accounts, or other entities for the holders or beneficial owners of the 2026 Notes (as defined below) (collectively, the “Holders”).

WHEREAS, the Issuer is the issuer under that certain Indenture, dated as of November 26, 2013, among the Issuer, the Limited Guarantor and U.S. Bank, National Association, as trustee (the “Trustee”), as amended, modified or supplemented by that certain First Supplemental Indenture dated as of November 26, 2013 by and among the Issuer, the Limited Guarantor and the Trustee, the Second Supplemental Indenture dated as of December 13, 2016 by and among the Issuer, the Limited Guarantor and the Trustee and the Third Supplemental Indenture dated as of January 30, 2019 by and among the Issuer, the Limited Guarantor, the Subsidiary Guarantors and the Trustee (collectively, the “Indenture”), pursuant to which the Issuer’s $450 million 5.25% Senior Notes due 2023 (the “2023 Notes”), $300 million 4.60% Senior Notes due 2024 (the “2024 Notes”) and $625 million 5.95% Senior Notes due 2026 (the “2026 Notes” and, together with the 2024 Notes and 2023 Notes, the “Notes”) are outstanding;

WHEREAS, the Note Parties and the Holders entered into that certain Forbearance Agreement, dated as of July 15, 2020 (the “Forbearance Agreement”);

WHEREAS, concurrently with the entry into the Forbearance Agreement, the Issuer and the Requisite Lenders entered into the Credit Facilities Forbearance Agreement;

WHEREAS, the Issuer and the Holders desire to amend the Forbearance Agreement as set forth in this Amendment; and

WHEREAS, terms used but not otherwise defined herein shall have the meanings given to them in the Forbearance Agreement or the Indenture, as applicable.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment to Forbearance Agreement.

(a)The second sentence of Section 1(a) of the Forbearance Agreement is hereby amended and restated as follows:

“As used herein, “Forbearance Termination Date” means the earliest to occur of (i) 11:59 p.m. (New York City time) on July 27, 2020, as may be extended by written notice (which may be by email) to the Note Parties, at least 12 hours prior to the then applicable Forbearance Termination Date in this subclause (i) from counsel to the Holders representing that Holders of at least 50.1% aggregate principal amount of 2026 Notes have agreed to extend the Forbearance Termination Date in this subclause (i), to the later date and time specified in such notice; provided that, as a condition to the continuing effectiveness of any such extension of the Forbearance Termination Date in this subsclause (i) (x) the Note Parties shall publicly disclose any extension of the Forbearance Termination Date on Form 8-K or any periodic report required or permitted to be furnished under the Exchange Act of 1934, as amended, with the Securities and Exchange Commission (the “SEC”) or if the SEC’s EDGAR filing system is not available, a press release and (y) no later than one (1) business day after the extension of any Forbearance Termination Date, the Issuer shall pay all unpaid and invoiced fees and expenses of Akin and PJT in accordance with the respective engagement letters executed with Akin and PJT or otherwise agreed between the Issuer, on the one hand, and Akin and PJT, respectively, on the other hand, (ii) the occurrence of any Event of Default under the Indenture other than the 2026 Notes Interest Default and the 2023 Notes Interest Default; (iii) the failure of any Note Party to comply with any term, condition, or covenant set forth in this Agreement (including, for the avoidance of doubt, Section 4 hereof); (iv) the failure of any representation or warranty made by any Note Party under this Agreement to be true and complete in all material respects (except that such materiality qualifier shall not be applicable to the extent that any representation and warranty already is qualified or modified by materiality in the text thereof) as of the date when made or any other breach in any material respect of any such representation or warranty; (v) the entry by the Issuer into any support agreement or definitive documentation with respect to, or announcement by the Issuer of its intent to pursue, any other restructuring, recapitalization, refinancing, repurchase or other material transaction in respect of any material indebtedness of the Issuer or its subsidiaries, whether through a court-supervised insolvency proceeding or otherwise, without the express written consent of each Holder; (vi) the granting of any additional lien on any property or assets of the Limited Guarantor, the Issuer or any of their respective subsidiaries to secure all or any portion of the Credit Agreement dated as of January 30, 2019 by and among the Issuer, the Limited Guarantor, the subsidiary guarantors and the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent (the “Credit Facilities”); (vii) the occurrence of the Forbearance Termination Date (as defined in the 2023 Notes Forbearance Agreement (as defined below)) or (viii) the occurrence of the Forbearance Termination Date (as defined in the Credit Facilities Forbearance Agreement (as defined below)).”

Section 2. Conditions Precedent. The effectiveness of this Amendment and the obligations of the Holders hereunder is subject to the satisfaction, or waiver by the Holders, of the following conditions:

(a) The Note Parties and a majority of the holders of the 2023 Notes shall have entered into an amendment to the 2023 Notes Forbearance Agreement, which amendment shall be in the form attached hereto as Exhibit A and shall be effective prior to, or concurrent with, the execution of this Amendment.

(b) The parties to the Credit Facilities Forbearance Agreement shall have entered into an amendment to the Credit Facilities Forbearance Agreement, which amendment shall be in the form attached hereto as Exhibit B (the “Credit Facilities Forbearance Amendment”) and shall be effective prior to, or concurrent with, the execution of this Amendment.

Section 3. Release.  In consideration of, among other things, each Holder’s execution and delivery of this Amendment, each Note Party, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as defined below) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of setoff and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity, against any or all of the Holders (and, in addition to the Holders, where a Holder is an investment manager or advisor for the beneficial holders of the 2026 Notes, such beneficial holders) in any capacity and their respective affiliates, subsidiaries, equityholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the date hereof or the Forbearance Termination Date, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Indenture, the 2026 Notes or this Amendment, the Forbearance Agreement or transactions contemplated thereby or any actions or omissions in connection therewith, or (ii) any aspect of the dealings or relationships between or among the Releasors, on the one hand, and any or all of the Releasees, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof; provided that, notwithstanding anything to the contrary contained in this Section 3, (a) the Holders shall remain obligated under any confidentiality agreement entered into with the Issuer, as the same may be further amended from time to time (the “NDA”), and this Section 3 does not apply to the NDA and (b) this Section 3 shall not apply to any claims resulting from the gross negligence or willful misconduct of any of the Releasees. In entering into this Amendment, each Note Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts or omissions or the accuracy, completeness or validity thereof. The provisions of this Section 3 shall survive the termination of this Amendment, the Forbearance Agreement, the Indenture and the 2026 Notes and payment in full of the obligations thereunder.

Section 4. Counter-Proposal. The Issuer shall deliver to Akin and PJT the counter-proposal contemplated by Section 3 of the Credit Facilities Forbearance Amendment.

Section 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES THAT WOULD PROVIDE FOR THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Section 7. Effectiveness. The Forbearance Agreement is and shall remain in full force and effect as of the date hereof except as modified by this Amendment.

Section 8. Relationship of Parties; No Third Party Beneficiaries. Nothing in this Amendment shall be construed to alter the existing debtor-creditor relationship between the Note Parties and the Holders.  This Amendment is not intended, nor shall it be construed, to create a partnership or joint venture relationship between or among any of the parties hereto.  No person other than a party hereto is intended to be a beneficiary hereof and no person other than a party hereto shall be authorized to rely upon or enforce the contents of this Amendment.

Section 9. Entire Agreement; Modification of Agreement; Verbal Agreements Not Binding.  This Amendment and the Forbearance Agreement constitute the entire understanding of the parties with respect to the subject matter hereof and thereof, and supersedes all other discussions, promises, representations, warranties, agreements and understandings between the parties with respect thereto.  Except as provided in Section 1(a)(i), this Amendment and the Forbearance Agreement may not be modified, altered or amended except by an agreement in writing signed by a duly authorized representative of all the parties hereto.

Section 10. Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 11. Joinder of Additional Holders.  During the Forbearance Period (as defined in the Forbearance Agreement and amended herein) other beneficial holders may become Holders by executing a joinder to the Forbearance Agreement, as amended, the form of which shall be agreeable to the Issuer.

Section 12. Severability.  If any provision of this Amendment is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of the Forbearance Agreement, as amended, will remain in full force and effect, and any provision of this Amendment held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable, in each case, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto.  Upon any such determination of invalidity, the parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

NOTE PARTIES

CBL & ASSOCIATES LIMITED PARTNERSHIP,
as Issuer By: CBL Holdings I, Inc., its general partner By: /s/ Farzana Khaleel_____________ Name: Farzana Khaleel Title: Executive Vice President and Chief Financial Officer

CBL & ASSOCIATES PROPERTIES, INC.,
as Limited Guarantor By: /s/ Farzana Khaleel_____________ Name: Farzana Khaleel Title: Executive Vice President and Chief Financial Officer

CBL/Imperial Valley GP, LLC
CBL/Kirkwood Mall, LLC
CBL/Madison I, LLC
CBL/Richland G.P., LLC
CBL/Sunrise GP, LLC
Cherryvale Mall, LLC
Hixson Mall, LLC
Imperial Valley Mall GP, LLC
JG Winston-Salem, LLC
Kirkwood Mall Acquisition LLC
Kirkwood Mall Mezz LLC
Layton Hills Mall CMBS, LLC
Madison/East Towne, LLC
Madison/West Towne, LLC

[Signature Page to Amendment to Forbearance Agreement]

Madison Joint Venture, LLC
Mayfaire GP, LLC
MDN/Laredo GP, LLC
Mortgage Holdings, LLC
Multi-GP Holdings, LLC
Pearland Ground, LLC
Pearland Town Center GP, LLC,
each as a Subsidiary Guarantor By: CBL & Associates Limited Partnership, as the chief manager of each of the above listed limited liability companies By: CBL Holdings I, Inc., its general partner
By: /s/ Farzana Khaleel_____________ Name: Farzana Khaleel Title: Executive Vice President and Chief Financial Officer

Frontier Mall Associates Limited Partnership
Turtle Creek Limited Partnership,

each as a Subsidiary Guarantor

By: CBL & Associates Limited Partnership,

       as the general partner of each of the above

       listed limited partnerships

       By: CBL Holdings I, Inc., its general partner

             By:      /s/ Farzana Khaleel_____________

             Name: Farzana Khaleel

             Title:    Executive Vice President and

                          Chief Financial Officer

[Signature Page to Amendment to Forbearance Agreement]

POM-College Station, LLC,

     as a Subsidiary Guarantor

By: CBL & Associates Limited Partnership,

       its managing member

       By: CBL Holdings I, Inc., its general

              partner

              By:      /s/ Farzana Khaleel____________

              Name: Farzana Khaleel

              Title:   Executive Vice President and

                          Chief Financial Officer

CBL RM-Waco, LLC,

     as a Subsidiary Guarantor

By: CBL/Richland G.P., LLC, its managing member

       By: CBL & Associates Limited Partnership,

              as the chief manager of the managing member

              of the above listed limited liability company

              By: CBL Holdings I, Inc., its general partner

                     By:     /s/ Farzana Khaleel_________

                     Name: Farzana Khaleel

                     Title:   Executive Vice President and

                                 Chief Financial Officer

Arbor Place Limited Partnership, as a Subsidiary Guarantor
By: Multi-Holdings GP, LLC, its general partner
Imperial Valley Mall II, L.P., as a Subsidiary Guarantor
By: Imperial Valley Mall GP, LLC, its general partner
Imperial Valley Mall, L.P., as a Subsidiary Guarantor
By: CBL/Imperial Valley GP, LLC, its general partner
Mayfaire Town Center, LP, as a Subsidiary Guarantor
By: Mayfaire GP, LLC, its general partner

[Signature Page to Amendment to Forbearance Agreement]

Pearland Town Center Limited Partnership, as a Subsidiary Guarantor

By: Pearland Town Center GP, LLC, its general partner

       By: CBL & Associates Limited Partnership,

              as the chief manager of the general partner of

              each of the above listed limited partnerships

              By: CBL Holdings I, Inc., its general partner

                     By:      /s/ Farzana Khaleel_________

                     Name: Farzana Khaleel

                     Title:   Executive Vice President and Chief

                                 Financial Officer

CBL SM-Brownsville, LLC, as a Subsidiary Guarantor
By: CBL/Sunrise GP, LLC, its chief manager

Mall Del Norte, LLC, as a Subsidiary Guarantor

By: MDN/Laredo GP, LLC, its chief manager

       By: CBL & Associates Limited Partnership,

              as the chief manager of the chief manager of

              each of the above limited liability companies

              By: CBL Holdings I, Inc., its general partner

                     By: /s/ Farzana Khaleel____________

                     Name: Farzana Khaleel

                     Title:   Executive Vice President and Chief

                                 Financial Officer

CBL/Westmoreland I, LLC, as a Subsidiary Guarantor
CBL/Westmoreland II, LLC, as a Subsidiary Guarantor

By: CW Joint Venture, as the chief manager of each of the

[Signature Page to Amendment to Forbearance Agreement]

above listed limited liability companies

By: CBL & Associates Limited Partnership, its manager

       By: CBL Holdings I, Inc., its general partner

              By:      /s/ Farzana Khaleel_________

              Name: Farzana Khaleel

              Title:   Executive Vice President and Chief

                          Financial Officer

CBL/Westmoreland, L.P., as a Subsidiary Guarantor

By: CBL/Westmoreland I, LLC, its general partner

       By: CW Joint Venture, its chief manager

              By: CBL & Associates Limited Partnership,

                     its manager

                     By: CBL Holdings I, Inc., its general

                            partner

                            By:      /s/ Farzana Khaleel______

                             Name: Farzana Khaleel

                            Title:   Executive Vice President and

                                        Chief Financial Officer

CW Joint Venture, LLC, as a Subsidiary Guarantor
By: CBL & Associates Limited Partnership,
its manager By: CBL Holdings I, Inc., its general partner By: /s/ Farzana Khaleel___________ Name: Farzana Khaleel Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment to Forbearance Agreement]